Exhibit 10.3

FOURTH AMENDMENT TO SUPPLEMENT TO
LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Supplement to Loan and Security Agreement (this “Amendment”) is entered into as of June 17, 2025, by and among AVENUE CAPITAL MANAGEMENT II, L.P., a Delaware limited partnership (as administrative and collateral agent (in such capacity, “Agent”)), AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Avenue”), AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership (“Avenue 2”; and, collectively with Avenue, “Lenders” and each, individually, a “Lender”), and EYENOVIA, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan and Security Agreement dated as of November 22, 2022 (as may be amended, restated, amended and restated, modified or supplemented from time to time, the “Agreement”) and that certain Supplement to Loan and Security Agreement dated as of November 22, 2022 (as may be amended, restated, amended and restated, modified or supplemented from time to time, including by that certain First Amendment to Supplement to Loan and Security Agreement dated as of November 22, 2024, that certain Second Amendment to Supplement to Loan and Security Agreement dated as of February 21, 2025 (the “Second Amendment”), and that certain Third Amendment to Supplement to Loan and Security Agreement dated as of May 30, 2025, the “Supplement”). The parties desire to amend the Supplement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Borrower, Agent and Lenders hereby acknowledge and agree that the outstanding principal amount of the Growth Capital Loans as of the date hereof is Eight Million One Hundred Fifty Eight Thousand One Hundred Ninety Five Dollars and 40/100 ($8,158,195.40).

2.             The following defined herms in Part 1 of the Supplement are hereby amended and restated in their entirety:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Interest-only Period” means the period commencing on July 1, 2025 and continuing until January 31, 2027.

“Maturity Date” means July 1, 2028.

3.             The following defined terms are hereby added to Part 1 of the Supplement:

“Cash Interest” means monthly interest payable in cash at the Cash Interest Rate.

“Cash Interest Rate” means, for each Growth Capital Loan, a rate of interest per annum equal to Four Percent (4.00%).

“Fourth Amendment Effective Date” means June 17, 2025.

“PIK Interest” means monthly interest payable in kind at the PIK Interest Rate which shall be added to and increase the outstanding principal balance of the Growth Capital Loans on the last day of each calendar month.

“PIK Interest Rate” means, for each Growth Capital Loan, a rate of interest per annum equal to Four Percent (4.00%).

4.             The following defined terms are hereby deleted from wherever they may appear in the Loan Documents: “Final Payment”; “Prepayment Fee”.

5.             Section 1(c) of Part 2 of the Supplement hereby is amended and restated in its entirety to read as follows:

“Repayment of Growth Capital Loans. Notwithstanding anything in any Loan Document or in any Note evidencing any Growth Capital Loan to the contrary, during the Interest-only Period, Borrower shall pay to Agent consecutive monthly payments of interest in advance on the outstanding principal balance of the Growth Capital Loans, which such monthly payments shall consist of Cash Interest for such month and PIK Interest for such month.

Notwithstanding anything in any Loan Document or in any Note evidencing any Growth Capital Loan to the contrary, beginning on February 1, 2027, the outstanding principal balance of the Loan (inclusive of any capitalized PIK Interest as of such date) shall amortize in monthly installments over the remainder of the Amortization Period. On each payment date during the Amortization Period, Borrower shall pay to Agent an amount equal to the then-outstanding principal balance of the Loan (including any capitalized PIK Interest as of such date) divided by the number of months remaining in the Amortization Period (including the month of such payment) plus Cash Interest and PIK Interest for such month. On the Maturity Date, all principal (inclusive of any capitalized PIK Interest as of such date) and accrued interest then remaining unpaid shall be due and payable.”

6.             Section 2 of Part 2 of the Supplement is hereby amended and restated in its entirety to read as follows:

“Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay the outstanding Growth Capital Loans in whole or in part, at any time upon no less than five (5) Business Days’ prior written notice to Agent (or such shorter period as Agent may permit), by tendering to Agent a cash payment in respect of such Loans in an amount determined by Agent equal to the sum of: (i) the aggregate outstanding principal amount of such Loans being repaid and (ii) the accrued and unpaid interest on such Loans as of the date of prepayment.”

7.             Clause (d) of Part 3 of the Supplement hereby is amended and restated in its entirety to read as follows:

“(d)         Reserved.”

8.             Section 1 of the Second Amendment hereby is deleted in its entirety and shall be of no further force or effect.

9.             No course of dealing on the part of Agent or any Lender, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent or any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent or Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

10.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents (as defined in the Agreement). The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof.

11.           Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing, other than with respect to representations and warranties pertaining to financial condition or ongoing clinical trials.

12.           As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Lender, the following:

(a)        this Amendment, duly executed by Borrower;

(b)        a Warrant, duly executed by Borrower, together with a capitalization table of Borrower reflecting the issuance of such Warrant; and

(c)         reasonable and documented Lender expenses incurred through the date of this Amendment and noted in Annex A hereto, not to exceed $15,000 in the aggregate, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex A hereto.

13.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

EYENOVIA, INC.

By:	/s/ Michael M. Rowe
Name: Michael M. Rowe
Title: Chief Executive Officer

[Signature Page to Fourth Amendment to Supplement]

AGENT:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

	By:	Avenue Venture Opportunities Partners II, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

[Signature Page to Fourth Amendment to Supplement]